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                          SUPPLEMENT TO PROSPECTUS FOR
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                             SEPARATE ACCOUNT THREE
          FLEXIBLE PREMIUM SURVIVORSHIP VARIABLE LIFE INSURANCE POLICY
                                DATED MAY 1, 1997




         In states where approved, Manufacturers Life of America will reduce the surrender charge as described below on policies where the anticipated annual premium is $100,000 or greater and the policy is issued as part of employer sponsored split dollar or keyman arrangement: 80% of the Surrender Charge (deferred underwriting charge and deferred sales charge) will be waived during the first year of the contract, 60% during the second year and 40% during the third year. The full Surrender Charge will be imposed if the surrender takes place in a fourth or subsequent policy year.





                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 1, 1997.